Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Acquisitions
Schedule of fair value of assets and liabilities

 On December 21, 2012, the Company acquired the stock of Guardian Healthcare Group, Inc ("Guardian"). Guardian, through its subsidiaries, provides healthcare services to patients at their place of residence. Upon completion of this acquisition, the fair value of assets and liabilities were recorded as follows:

Cash	$428
Accounts receivable	12,748
Prepaid and other current assets	385
Current deferred federal tax asset	1,197
Property, plant and equipment	1,876
Other long-term assets	50
Accounts payable	(729)
Accrued liabilities	(4,895)
Federal tax liability	(5,216)

Net assets acquired	$5,844